Annual Meeting of Limited Partners Houston, TX June 4, 2019 Exhibit 99.1

Additional Information and Where to Find It This presentation may be deemed to be solicitation material in respect of the proposed acquisition of Buckeye Partners, L.P. (the “Partnership”, “Buckeye” or “BPL”) In connection with the proposed acquisition, Buckeye intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form. Holders of Buckeye’s LP Units (the “Unitholders”) are urged to read all relevant documents filed with the SEC, including Buckeye’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and Unitholders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Buckeye at http://www.buckeye.com/InvestorCenter/SECFilings/tabid/222/Default.aspx or by directing a request to Buckeye’s Investor Relations Department at 800-422-2825 or irelations@buckeye.com. Participants in the Solicitation Buckeye and its respective directors, executive officers, general partners, limited partners and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from Buckeye’s Unitholders in favor of the proposed transaction. Information about the directors and executive officers of Buckeye’s general partner is set forth in Buckeye’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Limited Partners, which was filed with the SEC on April 17, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 15, 2019. These documents may be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants which may, in some cases, be different than those of Buckeye’s Unitholders generally, will also be included in Buckeye’s proxy statement relating to the proposed transaction, when it becomes available. Cautionary Note Regarding Forward-Looking Statements The information contained in this presentation includes “forward-looking statements.” All statements that express belief, expectation, estimates or intentions, as well as those that are not statements of historical facts, are forward-looking statements. Such statements use forward-looking words such as “proposed,” “anticipate,” “project,” “potential,” “could,” “should,” “continue,” “estimate,” “expect,” “may,” “believe,” “will,” “plan,” “seek,” “outlook” and other similar expressions that are intended to identify forward-looking statements, although some forward-looking statements are expressed differently. 2 LEGAL NOTICE / FORWARD-LOOKING STATEMENTS

These statements discuss future expectations and contain projections. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: (i) changes in federal, state, local and foreign laws or regulations to which Buckeye is subject, including those governing pipeline tariff rates and those that permit the treatment of Buckeye as a partnership for federal income tax purposes; (ii) terrorism and other security risks, including cyber risk, adverse weather conditions, including hurricanes, environmental releases and natural disasters; (iii) changes in the marketplace for Buckeye’s products or services, such as increased competition, changes in product flows, better energy efficiency or general reductions in demand; (iv) adverse regional, national, or international economic conditions, adverse capital market conditions and adverse political developments; (v) shutdowns or interruptions at Buckeye’s pipeline, terminaling, storage and processing assets or at the source points for the products Buckeye transports, stores or sells; (vi) unanticipated capital expenditures in connection with the construction, repair or replacement of Buckeye’s assets; (vii) volatility in the price of liquid petroleum products; (viii) nonpayment or nonperformance by Buckeye’s customers; (ix) Buckeye’s ability to integrate acquired assets with its existing assets and to realize anticipated cost savings and other efficiencies and benefits; (x) Buckeye’s ability to successfully complete its organic growth projects and to realize the anticipated financial benefits; (xi) the risk that the proposed merger with Hercules Intermediate Holdings LLC may not be completed in a timely manner or at all; (xii) Buckeye’s failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Hercules Intermediate Holdings LLC by Buckeye’s Unitholders; (xiii) the possibility that competing offers or acquisition proposals for Buckeye will be made; (xiv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger dated May 10, 2019, between Hercules Intermediate Holdings LLC, Hercules Merger Sub LLC, Buckeye, Buckeye Pipe Line Services Company and Buckeye GP LLC (the “Merger Agreement”), including in circumstances which would require Buckeye to pay a termination fee or other expenses; (xvi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on Buckeye’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (xvii) risks related to diverting management’s attention from Buckeye’s ongoing business operations; (xviii) the risk that Unitholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs to defend or resolve; (xix) the possibility that long-term financing for the proposed acquisition may not be available on favorable terms, or at all; and (xx) the cautionary discussion of risks and uncertainties detailed in Part I, Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Buckeye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as filed with the SEC on February 15, 2019) and other risk factors identified herein or from time to time in Buckeye’s periodic filings with the SEC. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of Buckeye’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and Buckeye cannot assure you that actual results or developments that it anticipates will be realized or, even if substantially realized, will have the expected consequences to or effect on Buckeye or its business or operations. 3 LEGAL NOTICE / FORWARD-LOOKING STATEMENTS

The forward-looking statements contained in this presentation speak only as of the date hereof. Although the expectations in the forward-looking statements are based on Buckeye’s current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Except as required by federal and state securities laws, Buckeye undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or any other reason. All forward-looking statements attributable to Buckeye or any person acting on Buckeye’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation and in Buckeye’s future periodic reports filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. This presentation contains forward looking estimates of Adjusted EBITDA and cash flows related to the Asset Divestitures (as defined herein). We cannot provide a reconciliation of estimated Adjusted EBITDA or cash flows to estimated GAAP net income, which is the GAAP financial measure most directly comparable to each non-GAAP measure, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected GAAP net income, such as unrealized gains and losses on derivatives marked to market and potential changes in estimates for certain contingent liabilities. In addition, interest and debt expense are corporate-level expenses that are not allocated among Buckeye’s individual assets and could not be allocated to the operations of the divested assets without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of projected Adjusted EBITDA or cash flows. 4 LEGAL NOTICE / FORWARD-LOOKING STATEMENTS

ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES Buckeye is excited to announce the launch of its Environmental, Social & Governance (ESG) reporting initiative. Please visit our website at www.bplesg.com. Who We Are – Chairman’s letter, our history, our people, our values and our governance How We Operate - Disciplined operations, regulatory compliance programs and assets © Copyright 2018 Buckeye Partners, L.P. ESG is how we define our sustainable, responsible and ethical practices. Incorporating ESG values, goals and commitment into every aspect of our business enables our long-term operational success while preserving the environment and enhancing the communities in which we operate. Key Areas of Focus HSSE - Our safety culture, environmental stewardship and preparedness Giving Back – Our philanthropic activities, education and literacy programs, and being good neighbors

WHO WE ARE Our History - Buckeye Partners is the oldest independent liquid petroleum pipeline operator in the United States. Our People - We pride ourselves on safely providing industry-leading service to our customers, operating by a strong set of values and a focused commitment to environmental responsibility and regulatory compliance. Our Values - Our culture is defined by our commitment to environmental, community and worker safety, regulatory compliance, as well as operational transparency with our stakeholders. At Buckeye, Think Safe, Work Safe, Leave Safe isn’t just a slogan or tagline – it’s what influences our decisions. Our Governance - Our Code of Conduct guides us in sustaining an ethical, fair, and safe work culture. © Copyright 2018 Buckeye Partners, L.P. Who We Are At Buckeye “We care deeply, not only about our people, but also about the communities and environment around us. This drives our rigorous safety standards and causes us to work diligently towards continuous improvement in all aspects of our operations.” Clark C. Smith Chairman, President and Chief Executive Officer

SAFETY COMMITMENT Think Safe, Work Safe, Leave Safe – L.I.V.E. Safe Buckeye is fully committed to the safety of our employees, contractors and the communities in which we operate Buckeye’s L.I.V.E. Safe Program © Copyright 2018 Buckeye Partners, L.P. Buckeye’s L.I.V.E. Safe Program focuses on promoting safety LEADERSHIP through active employee INVOLVEMENT, shared beliefs and VALUES, and by demonstrating an unwavering commitment to Operational EXCELLENCE. Buckeye launched a L.I.V.E. Safe website in June 2018 with the goal of communicating our L.I.V.E Safe culture to our contractors and business partners. Buckeye’s Safety Culture Buckeye’s safety culture encompasses a variety of programs designed to support our business goals – to deliver superior returns to our investors through our talented, valued employees and our core strengths of: Commitment to safety, environmental responsibility, regulatory compliance, and personal integrity Best-in-class customer service Sophisticated commercial operations Operational excellence

ENVIRONMENTAL STEWARDSHIP Environmental stewardship is the responsible use and protection of the natural environment through conservation and sustainable practices © Copyright 2018 Buckeye Partners, L.P. Buckeye’s Areas of Focus Emissions Controls Waste Minimization Power Conservation Vapor Recovery Systems Buckeye hosts two Megawatt solar facilities at our Griffith, IN pump station and our East Chicago Complex. These solar projects provide approximately 5,200,000 kWh per year and have the environmental benefits equivalent to: Reducing CO2 emissions by 3,700 tons annually Powering 440 homes annually Converting 781 automobiles to zero emissions Planting 100,000 trees Buckeye focuses on reducing waste generated and limiting waste to landfills. In 2018, 84% of the waste generated during typical Buckeye operations was recycled or reclaimed.

ORGANIZATIONAL OVERVIEW



Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions, and is committed to a strong balance sheet with an investment grade credit rating and financial flexibility to fund attractive growth opportunities

Segment Overview

Domestic Pipelines & Terminals(1)

- ~6,000 miles of pipeline with over 100 delivery locations
- ~110 active liquid petroleum product terminals
- ~56 million barrels of liquid petroleum product tank capacity

Global Marine Terminals(1)

- 7 liquid petroleum product terminals located in key domestic and global energy hubs
- ~62 million barrels of liquid petroleum product tank capacity

Merchant Services

Markets liquid petroleum products in certain areas served by Domestic Pipelines & Terminals and Global Marine Terminals

LTM Adjusted EBITDA(2) - $959.7 million


$15.8
2%
$386.8
40%
$557.2
58%

(Presented in millions)

Recent Highlights

- Performed comprehensive strategic review during 2018
  - Completed sale of non-integrated pipeline and terminal assets for $450 million in December 2018
  - Completed sale of equity interest in VTTI B.V. for $975 million in January 2019
  - Adjusted quarterly cash distribution to $0.75 per unit
- Announced definitive agreement to be acquired by IFM Investors in May 2019

(1) Excludes the non-integrated domestic pipeline and terminal assets divested in December 2018, as well as Buckeye's equity interest in VTTI B.V. which was divested in January 2019 (the "Asset Divestitures").
(2) Last twelve months through March 31, 2019, including contribution from the Asset Divestitures through their closing date. The fourth quarter of 2018 and first quarter of 2019 do not reflect any contributions from VTTI. See Non-GAAP Reconciliations at end of presentation.

BUCKEYE PARTNERS, L.P.
© Copyright 2018 Buckeye Partners, L.P.
9

SYSTEM MAP © Copyright 2018 Buckeye Partners, L.P. Chicago Complex NY Harbor Caribbean Gulf Coast Diversified network of assets situated across three major domestic hubs and the Caribbean

STRATEGIC REVIEW © Copyright 2018 Buckeye Partners, L.P. Increased need for capital based on attractive investment opportunities Dislocated public equity markets Equity markets were not rewarding Buckeye for: Level of distribution being paid Level of current and future expected cash flows Near-term weakness in segregated storage Maintain investment grade credit rating by reducing leverage Provide increased financial flexibility, eliminating the need to access the public equity markets to fund planned annual growth capital Reallocate capital to higher return growth opportunities across remaining assets Situation Analysis Objectives On November 2, 2018, Buckeye announced the outcome of its strategic review Actions and Benefits Sale of Entire Equity Interest in VTTI B.V. for $975 Million Transaction closed in January 2019 Sale of Non-integrated Pipeline and Terminal Assets for $450 Million Transaction closed in December 2018 Quarterly Cash Distribution Adjustment to $0.75 per unit (equates to $3.00 per year) Represents multiple > 12x expected 2019 cash flows Allows reallocation of capital to higher return domestic growth initiatives Avoids future VTTI capital investment requirements (estimated to be in excess of $100 million annually) Eliminates Buckeye share of VTTI debt of ~$500 million Represents multiple of 13x expected 2019 Adjusted EBITDA Raises significant capital at attractive multiple for non-integrated assets Buckeye to continue operating these assets for buyer under long-term contract Buckeye expected to retain nearly $300 million of cash flow Fund growth capital without need to access public equity markets Significantly improve distribution coverage

IFM TRANSACTION HIGHLIGHTS Buckeye to be acquired by IFM Investors for $41.50 per unit Valued at $10.3 billion enterprise value and $6.5 billion equity value Represents a 27.5% premium to Buckeye’s closing unit price on May 9, 2019 and a 31.9% premium to Buckeye’s average unit price since November 1, 2018, the last trading day prior to the announcement of the outcome of its strategic review Melbourne, Australia-based, investor-owned fund manager Investment capabilities in infrastructure, listed equities, debt, and private equity $90 billion of assets under management, including $39.1 billion in infrastructure(1) Has a strong track record of supporting portfolio companies and providing additional capital to fund their further growth Takes a long-term approach to investing, with no pre-determined time divestiture horizon TRANSACTION OVERVIEW ABOUT IFM INVESTORS As of May 10, 2019 © Copyright 2018 Buckeye Partners, L.P.

IFM TRANSACTION NEXT STEPS Expected to close in the fourth quarter of 2019 Subject to unitholder and regulatory approvals and customary closing conditions Proxy statement will be filed this month Until the proposed transaction closes, BPL regular quarterly cash distributions are expected to continue to be paid Subject to BPL Board approval Consistent with previously disclosed distribution guidance APPROVALS AND CLOSING As of May 10, 2019 “We are confident that our go-private deal with IFM is the right transaction, at the right time, with the right partner, at an attractive price for our unit holders. From now until close, it's business as usual at Buckeye with a continued focus on safety and compliance, project execution and capital discipline.” Clark C. Smith Chairman, President and Chief Executive Officer © Copyright 2018 Buckeye Partners, L.P.

NON-GAAP RECONCILIATIONS

Adjusted EBITDA and distributable cash flow are not measures defined by accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, further adjusted to exclude certain non-cash items, such as non-cash compensation expense; transaction, transition, and integration costs associated with acquisitions; certain unrealized gains and losses on foreign currency transactions and foreign currency derivative financial instruments, as applicable; and certain other operating expense or income items, reflected in net income, that we do not believe are indicative of our core operating performance results and business outlook, such as hurricane-related costs, gains and losses on property damage recoveries, non-cash impairment charges, and gains and losses on asset sales. We define distributable cash flow as Adjusted EBITDA less cash interest expense, cash income tax expense, and maintenance capital expenditures incurred to maintain the operating, safety and/or earnings capacity of our existing assets, plus or minus realized gains or losses on certain foreign currency derivative financial instruments, as applicable. These definitions of Adjusted EBITDA and distributable cash flow are also applied to our proportionate share in the Adjusted EBITDA of significant equity method investments, which from January 1, 2017 through September 30, 2018, included VTTI, and is not applied to our less significant equity method investments. The calculation of our proportionate share of the reconciling items used to derive Adjusted EBITDA was based upon our 50% equity interest in VTTI, prior to adjustments related to noncontrolling interests in several of its subsidiaries and partnerships, which were immaterial. Adjusted EBITDA and distributable cash flow are non-GAAP financial measures that are used by our senior management, including our Chief Executive Officer, to assess the operating performance of our business and optimize resource allocation. We use Adjusted EBITDA as a primary measure to: (i) evaluate our consolidated operating performance and the operating performance of our business segments; (ii) allocate resources and capital to business segments; (iii) evaluate the viability of proposed projects; and (iv) determine overall rates of return on alternative investment opportunities.  We use distributable cash flow as a performance metric to compare cash-generating performance of Buckeye from period to period and to compare the cash-generating performance for specific periods to the cash distributions (if any) that are expected to be paid to our unitholders. Distributable cash flow is not intended to be a liquidity measure. We believe that investors benefit from having access to the same financial measures used by management and that these measures are useful to investors because they aid in comparing our operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by us may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to net income. NON-GAAP FINANCIAL MEASURES © Copyright 2018 Buckeye Partners, L.P.

NON-GAAP RECONCILIATIONS(1) In millions, except ratios Amounts may not recalculate due to rounding. Last twelve months through March 31, 2019. Represents costs incurred at our BBH facility in the Bahamas, Yabucoa Terminal in Puerto Rico, Corpus Christi facilities in Texas, and certain terminals in Florida, as a result of hurricanes which occurred in 2017 and 2016, consisting of operating expenses and write-offs of damaged long-lived assets, net of insurance recoveries. Due to the significance of our equity method investment in VTTI, effective January 1, 2017 through September 30, 2018, we applied the definition of Adjusted EBITDA and distributable cash flow, covered in our description of non-GAAP financial measures, with respect to our proportionate share of VTTI’s Adjusted EBITDA and distributable cash flow. The calculation of our proportionate share of the reconciling items used to derive these VTTI performance metrics was based upon our 50% equity interest in VTTI, prior to adjustments related to noncontrolling interests in several of its subsidiaries and partnerships, which were immaterial. Represents the loss on early extinguishment of the $275 million principal amount outstanding under our 5.500% notes and the $250 million variable-rate term loan, which were repaid in full during the first quarter of 2019. Represents gains on recoveries of property damages caused by third parties, primarily related to a settlement in connection with a 2012 vessel allision with a jetty at our BBH facility in the Bahamas. Represents cash distributions declared for LP Units and for distribution equivalent rights with respect to certain unit-based compensation awards (“DERs”) outstanding for the quarter ended March 31, 2019. © Copyright 2018 Buckeye Partners, L.P.